UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/28/2004

KFX INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-23634

DE	84-1079971
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

55 Madison Street Suite 745
Denver, CO 80206
(Address of Principal Executive Offices, Including Zip Code)

303.293.2992
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 5.    Other events and Regulation FD Disclosure

KFx Inc. announced on June 28, 2004 that it will be locating its first commercial plant at the Fort Union site near Gillette, Wyoming. KFx Inc. also announced it has received additional funding from investors in the form of warrant exercises. A copy of the press release is attached as Exhibit 99.1.

Item 7.    Financial statements and exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit 99.1 - Press Release dated June 28, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

KFX INC

Date: June 29, 2004.	By:	/s/ Matthew V. Elledge
Matthew V. Elledge
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated June 28, 2004.